EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2007 (the "Report") by Tag-It Pacific, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. to the best of our knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. to the best of our knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Dated:  May 15, 2007                   /S/ STEPHEN P. FORTE
                                       -----------------------------------
                                       Stephen P. Forte
                                       Chief Executive Officer


Dated:  May 15, 2007                   /S/ LONNIE D. SCHNELL
                                       -----------------------------------
                                       Lonnie D. Schnell
                                       Chief Financial Officer